Exhibit 99.1

Blackstone Reports Third Quarter 2020 Results

New York, October 28, 2020: Blackstone (NYSE:BX) today reported its third quarter 2020 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone reported excellent results in the third quarter, characterized by strong investment performance and earnings growth. We are also seeing positive forward momentum in both realizations and deployment. We remain the partner of choice for limited partners globally, who face a challenging investment environment of historically low interest rates. As the pandemic continues to disrupt the global economy and society at large, our people remain unwavering in their dedication to serving our clients.”

Blackstone issued a full detailed presentation of its third quarter 2020 results, which can be viewed at www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.54 per share to record holders of Class A common stock at the close of business on November 9, 2020. This dividend will be paid on November 16, 2020.

Quarterly Investor Call Details

Blackstone will host its third quarter 2020 investor conference via public webcast on October 28, 2020 at 9:00 a.m. ET. To register, please use the following link: https://event.webcasts.com/viewer/event.jsp?ei=1376908&tp_key=43b6f4dc8d. For those unable to listen to the

Blackstone

345 Park Avenue New York NY 10154

T 212 583 5000

www.blackstone.com

live broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at https://ir.blackstone.com/.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our $584 billion in assets under management include investment vehicles focused on private equity, real estate, public debt and equity, life sciences, growth equity, opportunistic, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to the impact of the novel coronavirus (“COVID-19”), as well as those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

2

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

3

Blackstone’s Third Quarter 2020 Earnings October 28, 2020

Blackstone |

BLACKSTONE’S THIRD QUARTER 2020 GAAP RESULTS
GAAP Net Income was $1.7 billion for the quarter and $447 million year-to-date (“YTD”). GAAP Net Income
Attributable to The Blackstone Group Inc. was $795 million for the quarter and $296 million year-to-date.
Throughout this presentation, all current period amounts are preliminary. Totals may not add due to rounding. See pages 34-35, Definitions and Dividend
Policy, for definitions of terms used throughout this presentation. See additional notes on page 32.
3Q'19
3Q'20
3Q'19 YTD
3Q'20 YTD
3Q'19 LTM
3Q'20 LTM
Revenues
Management and Advisory Fees, Net
878,151
$
1,053,851
$
2,528,255
$
2,958,411
$
3,325,809
$
3,902,311
$
Incentive Fees
8,254
13,498
42,301
40,959
58,098
128,569
Investment Income (Loss)
Performance Allocations
Realized
446,550
371,406
1,021,445
640,846
1,532,833
1,358,401
Unrealized
176,370
1,403,480
998,101
(981,678)
191,796
(853,447)
Principal Investments
Realized
74,642
61,017
292,943
170,814
402,844
271,349
Unrealized
15,391
295,308
147,090
(332,295)
(71,075)
(264,382)
Total Investment Income (Loss)
712,953
2,131,211
2,459,579
(502,313)
2,056,398
511,921
Interest and Dividend Revenue
42,482
26,497
130,252
85,505
178,137
137,651
Other
93,273
(192,159)
86,403
(109,559)
133,326
(115,969)
Total Revenues
1,735,113
$
3,032,898
$
5,246,790
$
2,473,003
$
5,751,768
$
4,564,483
$
Expenses
Compensation and Benefits
Compensation
462,766
460,983
1,372,684
1,395,983
1,746,474
1,843,629
Incentive Fee Compensation
5,419
7,385
19,711
22,339
29,971
46,928
Performance Allocations Compensation
Realized
155,663
142,149
367,883
253,141
580,057
548,200
Unrealized
94,907
509,474
446,440
(433,091)
143,572
(339,246)
Total Compensation and Benefits
718,755
1,119,991
2,206,718
1,238,372
2,500,074
2,099,511
General, Administrative and Other
171,067
171,041
492,437
497,658
645,956
684,629
Interest Expense
53,362
39,540
138,960
120,460
183,604
181,148
Fund Expenses
4,036
2,274
12,509
10,962
16,086
16,191
Total Expenses
947,220
$
1,332,846
$
2,850,624
$
1,867,452
$
3,345,720
$
2,981,479
$
Other Income
Change in Tax Receivable Agreement Liability
174,606
(7,693)
174,606
(8,212)
174,606
(21,251)
Net Gains (Losses) from Fund Investment Activities
48,450
108,752
239,906
(60,325)
180,672
(17,402)
Income Before Provision (Benefit) for Taxes
1,010,949
$
1,801,111
$
2,810,678
$
537,014
$
2,761,326
$
1,544,351
$
Provision (Benefit) for Taxes
(156,786)
100,960
(76,895)
89,672
(47,529)
118,615
Net Income
1,167,735
$
1,700,151
$
2,887,573
$
447,342
$
2,808,855
$
1,425,736
$
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in
Consolidated Entities
(8)
6,868
3,567
(12,027)
(736)
(15,715)
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
88,406
259,761
355,983
(90,938)
287,183
29,858
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
299,900
638,803
961,490
253,814
966,743
631,951
Net Income Attributable to The Blackstone Group Inc. (“BX”)
779,437
$
794,719
$
1,566,533
$
296,493
$
1,555,665
$
779,642
$
Net Income Per Share of Class A Common Stock, Basic
1.15
$
1.14
$
2.32
$
0.43
$
2.30
$
1.13
$
Net Income Per Share of Class A Common Stock, Diluted
1.15
$
1.13
$
2.32
$
0.43
$
2.30
$
1.13
$
Income Before Provision (Benefit) for Taxes Margin
58.3%
59.4%
53.6%
21.7%
48.0%
33.8%
($ in thousands, except per share data) (unaudited)

Blackstone |

BLACKSTONE’S THIRD QUARTER 2020 HIGHLIGHTS
Financial Measures
Fee
Related
Earnings
(“FRE”)
of
$611
million
($0.51/share)
in
the
quarter,
up
39%
year-
over-year
–
FRE was $2.2 billion for the last twelve months (“LTM”)
($1.81/share), up 30% year-
over-year
Distributable Earnings (“DE”) of $772 million ($0.63/share) in the quarter, up 9% year-
over-year
–
DE was $2.8 billion for the LTM ($2.24/share), up 4% year-over-year
Net Accrued Performance Revenues of $3.6 billion ($2.96/share)
Capital Metrics
Total Assets Under Management (“AUM”) of $584.4 billion, up 5% year-over-year
–
Fee-Earning AUM of $444.5 billion, up 13% year-over-year
Inflows of $15.1 billion in the quarter and $88.7 billion for the LTM
Realizations of $7.9 billion in the quarter and $33.3 billion for the LTM
Deployment of $8.6 billion in the quarter and $53.6 billion for the LTM
Capital Returned
to Shareholders
Dividend of $0.54 per common share payable on November 16, 2020
–
Dividends of $1.91 per common share for the LTM
Repurchased 2.0 million common shares in the quarter and 10.5 million common shares for the LTM
$769 million to be distributed to shareholders with respect to the third quarter through dividends and share repurchases, and $2.9 billion for the LTM
Notes on page 32.

Blackstone |

BLACKSTONE’S THIRD QUARTER 2020 SEGMENT EARNINGS
Fee
Related
Earnings
per
Share
is
based
on
end
of
period
DE
Shares
Outstanding
(see
page
23,
Share
Summary).
DE
per
Common
Share
is
based
on
DE
Attributable to
Common Shareholders (see page 22, Shareholder Dividends) and end of period Participating Common Shares outstanding. YTD per Share amounts represent the sum of the last three quarters. See pages 30-31 for the Reconciliation of GAAP to Total Segment Measures.
% Change
% Change
($ in thousands, except per share data)
3Q'19
3Q'20
vs. 3Q'19
3Q'19 YTD
3Q'20 YTD
vs. 3Q'19 YTD
Management and Advisory Fees, Net
880,345
$
1,057,840
$
20%
2,538,563
$
2,975,140
$
17%
Fee Related Performance Revenues
34,225
64,950
90%
55,628
92,449
66%
Fee Related Compensation
(329,834)
(360,633)
9%
(947,699)
(1,013,801)
7%
Other Operating Expenses
(144,351)
(151,213)
5%
(409,783)
(433,681)
6%
Fee Related Earnings
440,385
$
610,944
$
39%
1,236,709
$
1,620,107
$
31%
Realized Performance Revenues
420,840
319,954
(24)%
1,008,995
589,364
(42)%
Realized Performance Compensation
(143,870)
(121,730)
(15)%
(354,576)
(230,819)
(35)%
Realized Principal Investment Income
36,148
15,884
(56)%
185,613
55,112
(70)%
Net Realizations
313,118
214,108
(32)%
840,032
413,657
(51)%
Total Segment Distributable Earnings
753,503
$
825,052
$
9%
2,076,741
$
2,033,764
$
(2)%
Net Interest Income (Loss)
(7,767)
(12,731)
64%
55
(29,306)
n/m
Taxes and Related Payables
(35,815)
(40,225)
12%
(120,055)
(127,268)
6%
Distributable Earnings
709,921
$
772,096
$
9%
1,956,741
$
1,877,190
$
(4)%
Additional Metrics:
FRE per Share
0.37
$
0.51
$
38%
1.03
$
1.35
$
31%
DE per Common Share
0.58
$
0.63
$
9%
1.59
$
1.52
$
(4)%
Total Segment Revenues
1,371,558
$
1,458,628
$
6%
3,788,799
$
3,712,065
$
(2)%
Total Assets Under Management
554,022,343
$
584,376,213
$
5%
554,022,343
$
584,376,213
$
5%
Fee-Earning Assets Under Management
394,138,443
$
444,511,078
$
13%
394,138,443
$
444,511,078
$
13%

Blackstone |

SUMMARY OF FINANCIALS
LTM Fee Related Earnings of $1.81 per share, an increase of 30% year-over-year.
LTM Total Segment Distributable Earnings were $3.0 billion, an increase of 7% year-over-year.
FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee
Related Performance Revenues).
Fee Related Earnings per Share
Segment Distributable Earnings
($ in millions)
FRE/Share
FRE Margin
Private
Equity
Real
Estate
Hedge Fund
Solutions
Credit &
Insurance
3Q’20 LTM total:
$3,026
$1.39
$1.81
3Q'19 LTM
3Q'20 LTM
48.6%
52.1%
$1,437
$911
$440
$238

Blackstone |

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES
Strong unrealized appreciation across strategies led to a 31% increase in Net Accrued Performance Revenues to
$3.6
billion ($2.96/share) quarter-over-quarter.
Investment Performance
(appreciation / gross returns)
Net Accrued Performance Revenues
($ in millions)
Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Hedge Fund Solutions and Credit & Insurance. BPS Composite
net returns were 2.8% and 1.3% for 3Q’20 and 3Q’20 LTM, respectively. BPS Composite returns were 9.2% gross and 8.7% net for the six months ended 3Q’20.
Credit Composite
net returns were 4.0% and 0.6% for 3Q’20 and 3Q’20 LTM, respectively. Credit Composite returns were 15.0% gross and 14.0% net for the six months ended 3Q’20. See notes on
pages 32-33 for additional details on investment performance.
3Q'20
3Q'20 LTM
Real Estate
Opportunistic
6.4%
3.5%
Core+
3.5%
4.9%
Private Equity
Corporate Private Equity
12.2%
2.3%
Tactical Opportunities
10.7%
10.7%
Secondaries
(13.2)%
(3.2)%
Hedge Fund Solutions
BPS Composite
3.0%
2.1%
Credit & Insurance
Credit Composite
4.4%
1.1%
$2,708
$3,550
$1,081
$239
2Q'20
Net
Performance
Revenues
Net
Realized
Distributions
3Q'20

Blackstone |

($ in millions)
3Q'20
3Q'20 LTM
3Q'20
3Q'20 LTM
3Q'20
3Q'20 LTM
Real Estate
3,873
$
29,456
$
1,854
$
13,111
$
2,126
$
20,580
$
Opportunistic
259

3,040

579

7,829

679

11,280

Core+
2,299

14,769

517

3,114

830

7,779

BREDS
1,314

11,647

758

2,168

617

1,521

Private Equity
3,942

26,317

4,665

11,994

4,134

20,482

Corporate Private Equity
1,071

14,788

3,225

6,670

593

9,639

Tactical Opportunities
2,721

5,174

745

2,643

1,345

4,333

Secondaries
150

5,468

696

2,681

691

3,659

Infrastructure
-

888

-

-

1,505

2,851

Hedge Fund Solutions
1,718

10,986

193

1,332

558

2,753

Credit & Insurance
5,605

21,928

1,225

6,839

1,783

9,776

Total Blackstone
15,138
$
88,687
$
7,938
$
33,276
$
8,601
$
53,591
$
Inflows
Realizations
Capital Deployed
Inflows were $15.1 billion in the quarter, bringing LTM inflows to $88.7 billion.
Realizations were $7.9 billion in the quarter and $33.3 billion for the LTM.
Deployed $8.6 billion in the quarter and $53.6 billion for the LTM.
–
Committed an additional $7.7 billion that was not yet deployed in the quarter.
Corporate Private Equity also includes Core Private Equity, Life Sciences, and BTAS. Tactical Opportunities also includes Blackstone Growth.
CAPITAL METRICS – ADDITIONAL DETAIL

Blackstone |

ASSETS UNDER MANAGEMENT
Total AUM increased to $584.4 billion, up 5% year-over-year, with $15.1 billion of inflows in the quarter and $88.7 billion for the LTM.
Fee-Earning AUM of $444.5 billion was up 13% year-over-year, with $11.8 billion of inflows in the quarter and $105.5 billion for the LTM.
Perpetual Capital AUM reached $115.2 billion, up 19% year-over-year.
$141.9
$143.6
$81.2
$77.8
$173.9
$189.2
$157.1
$173.8
$554.0
$584.4
3Q'19
3Q'20
$104.6
$105.2
$74.9
$71.7
$97.9
$129.7
$116.7
$137.9
$394.1
$444.5
3Q'19
3Q'20
$29.2
$32.4
$5.7
$7.4
$14.4
$15.1
$47.7
$60.4
$97.0
$115.2
3Q'19
3Q'20
Total AUM
($ in billions)
Fee-Earning AUM
($ in billions)
Perpetual Capital AUM
($ in billions)
Private Equity
Real Estate
Hedge Fund Solutions
Credit & Insurance

Blackstone |

ADDITIONAL CAPITAL DETAIL
Invested Performance Eligible AUM reached $266.8 billion at quarter end, up 13% year-over-year.
Undrawn capital (“Total Dry Powder”) available for investment of $152.4 billion.
Private Equity
Real Estate
Hedge Fund Solutions
Credit & Insurance
Invested Performance Eligible AUM
($ in billions)
Total Dry Powder
($ in billions)
Private
Equity
Real
Estate
Hedge Fund
Solutions
Credit &
Insurance
3Q’20 total:
$152.4
Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.
$25.2
$26.8
$43.9
$45.7
$67.8
$78.5
$98.7
$115.9
$235.6
$266.8
3Q'19
3Q'20
$45.9
$73.4
$3.8
$29.3

9 Blackstone | Segment Highlights

Blackstone |

REAL ESTATE
Total AUM:
Increased 11% to $173.8 billion with inflows of $3.9 billion in the quarter and $29.5 billion for the LTM.
–
Inflows during the quarter included $2.3 billion in Core+ and $1.3 billion in BREDS.
–
Perpetual Capital increased 27% to $60.4 billion, representing nearly 35% of Total AUM.
Realizations:
$1.9 billion in the quarter and $13.1 billion for the LTM; realizations in the quarter included the IPO of
India’s second REIT, Mindspace Business Parks.
–
Signed definitive agreement on October 15   for the recapitalization of BioMed Realty Trust for $14.6 billion, generating $6.5 billion of cumulative profits for BREP VIII and co-investors; expected close in the fourth quarter.
Capital Deployed:
$2.1 billion in the quarter and $20.6 billion for the LTM; deployments included BPP’s interest in a studio and Class A office portfolio in Hollywood, CA.
–
Committed an additional $905 million that was not yet deployed in the quarter.
Appreciation:
Opportunistic funds and Core+ funds appreciated 6.4% and 3.5% in the quarter, respectively, reflecting continued strong performance from investments in sectors including global logistics properties and life science office.
% Change
% Change
($ in thousands)
3Q'19
3Q'20
vs. 3Q'19
3Q'19 YTD
3Q'20 YTD
vs. 3Q'19 YTD
Management Fees, Net
332,529
$
409,210
$
23%
894,345
$
1,207,638
$
35%
Fee Related Performance Revenues
30,600
55,327
81%
48,348
66,383
37%
Fee Related Compensation
(132,183)
(138,342)
5%
(344,794)
(375,278)
9%
Other Operating Expenses
(43,897)
(42,566)
(3)%
(122,997)
(127,567)
4%
Fee Related Earnings
187,049
$
283,629
$
52%
474,902
$
771,176
$
62%
Realized Performance Revenues
282,379
18,872
(93)%
558,134
96,801
(83)%
Realized Performance Compensation
(85,544)
(7,343)
(91)%
(183,186)
(33,282)
(82)%
Realized Principal Investment Income
17,968
4,946
(72)%
63,257
13,819
(78)%
Net Realizations
214,803
16,475
(92)%
438,205
77,338
(82)%
Segment Distributable Earnings
401,852
$
300,104
$
(25)%
913,107
$
848,514
$
(7)%
Segment Revenues
663,476
$
488,355
$
(26)%
1,564,084
$
1,384,641
$
(11)%
Total AUM
157,076,273
$
173,796,594
$
11%
157,076,273
$
173,796,594
$
11%
Fee-Earning AUM
116,749,305
$
137,877,640
$
18%
116,749,305
$
137,877,640
$
18%
th

Blackstone |

PRIVATE EQUITY
Total AUM:
Increased 9% to $189.2 billion with inflows of $3.9 billion in the quarter and $26.3 billion for the LTM.
–
Inflows included $2.3 billion for Blackstone Growth which officially launched in the quarter.
–
Fee-Earning AUM increased 32% to $129.7 billion, driven by commencement of investment periods for BCP VIII,
BEP III, and BXLS V in the first quarter.
Realizations:
$4.7 billion in the quarter and $12.0 billion for the LTM; realizations in the quarter included sale of
Cheniere Energy Partners.
Capital Deployed:
$4.1 billion in the quarter and $20.5 billion for the LTM.
–
Committed an additional $4.1 billion that was not yet deployed in the quarter, including the acquisition of
Ancestry.com and Takeda Consumer Healthcare.
Appreciation:
Corporate Private Equity increased 12.2% in the quarter, driven by strong performance in both private and public holdings.
–
Tactical Opportunities increased 10.7% in the quarter; Secondaries declined (13.2)% in the quarter, which reflects a reporting lag of its underlying funds.
% Change
% Change
($ in thousands)
3Q'19
3Q'20
vs. 3Q'19
3Q'19 YTD
3Q'20 YTD
vs. 3Q'19 YTD
Management and Advisory Fees, Net
255,278
$
348,173
$
36%
785,977
$
883,905
$
12%
Fee Related Compensation
(105,773)
(119,301)
13%
(318,467)
(322,494)
1%
Other Operating Expenses
(38,235)
(45,702)
20%
(112,865)
(131,530)
17%
Fee Related Earnings
111,270
$
183,170
$
65%
354,645
$
429,881
$
21%
Realized Performance Revenues
124,231
295,239
138%
403,737
471,828
17%
Realized Performance Compensation
(52,034)
(112,713)
117%
(154,671)
(192,372)
24%
Realized Principal Investment Income
11,977
10,248
(14)%
80,022
38,011
(52)%
Net Realizations
84,174
192,774
129%
329,088
317,467
(4)%
Segment Distributable Earnings
195,444
$
375,944
$
92%
683,733
$
747,348
$
9%
Segment Revenues
391,486
$
653,660
$
67%
1,269,736
$
1,393,744
$
10%
Total AUM
173,858,400
$
189,153,816
$
9%
173,858,400
$
189,153,816
$
9%
Fee-Earning AUM
97,936,871
$
129,701,748
$
32%
97,936,871
$
129,701,748
$
32%

Blackstone |

HEDGE FUND SOLUTIONS
Total AUM:
$77.8 billion with inflows of $1.7 billion in the quarter and $11.0 billion for the
LTM.
–
Strong market appreciation of $2.3 billion in the quarter.
–
Continued fundraising strength in new products with higher effective management fees.
–
October 1 subscriptions of $486 million are not yet included in Total AUM.
Returns:
BPS Composite gross return of 3.0% in the quarter (2.8% net), bringing year-to-date gross return to
(0.1)%
((0.7)% net).
–
Gross returns of 2.1% over the last twelve months (1.3% net), with less than one half of the volatility of broader markets.
% Change
% Change
($ in thousands)
3Q'19
3Q'20
vs. 3Q'19
3Q'19 YTD
3Q'20 YTD
vs. 3Q'19 YTD
Management Fees, Net
141,367
$
147,315
$
4%
416,726
$
434,005
$
4%
Fee Related Compensation
(38,898)
(41,405)
6%
(118,474)
(127,949)
8%
Other Operating Expenses
(20,495)
(19,652)
(4)%
(59,492)
(56,126)
(6)%
Fee Related Earnings
81,974
$
86,258
$
5%
238,760
$
249,930
$
5%
Realized Performance Revenues
1,848
5,618
204%
17,899
8,867
(50)%
Realized Performance Compensation
(1,000)
(1,257)
26%
(4,588)
(2,202)
(52)%
Realized Principal Investment Income
1,480
(150)
n/m
13,503
(1,090)
n/m
Net Realizations
2,328
4,211
81%
26,814
5,575
(79)%
Segment Distributable Earnings
84,302
$
90,469
$
7%
265,574
$
255,505
$
(4)%
Segment Revenues
144,695
$
152,783
$
6%
448,128
$
441,782
$
(1)%
Total AUM
81,154,390
$
77,788,713
$
(4)%
81,154,390
$
77,788,713
$
(4)%
Fee-Earning AUM
74,877,976
$
71,699,793
$
(4)%
74,877,976
$
71,699,793
$
(4)%

Blackstone |

CREDIT & INSURANCE
Total AUM:
$143.6 billion with inflows of $5.6 billion in the quarter and $21.9 billion for the
LTM.
–
Inflows of $1.7 billion for the fourth mezzanine / opportunistic fund in the quarter, bringing total raised to
$2.8
billion, including a close subsequent to quarter end.
–
Closed 3 CLOs (2 U.S. and 1 European) in the quarter for $1.1 billion and 10 CLOs in the LTM for $4.5 billion.
–
Global Direct Lending had inflows of $585 million in the quarter, bringing Total AUM to $21.3 billion and, subsequent to quarter end, began fundraising for the new continuously offered non-traded BDC, BCRED.
Realizations:
$1.2 billion in the quarter and $6.8 billion for the LTM.
Capital Deployed:
$1.8 billion in the quarter and $9.8 billion for the LTM; committed an additional $2.6 billion that was not yet deployed in the quarter.
–
Deployment activity was driven primarily by the Global Direct Lending platform, which had one of its most active quarters since the launch of BGSL in 2018.
Returns:
Gross Credit Composite return of 4.4% for the quarter (4.0% net), driven by strong portfolio performance as well as continued recovery in both public and private credit markets.
BCRED
–
Blackstone
Private
Credit
Fund,
BGSL
–
Blackstone
/
GSO
Secured
Lending.
% Change
% Change
($ in thousands)
3Q'19
3Q'20
vs. 3Q'19
3Q'19 YTD
3Q'20 YTD
vs. 3Q'19 YTD
Management Fees, Net
151,171
$
153,142
$
1%
441,515
$
449,592
$
2%
Fee Related Performance Revenues
3,625
9,623
165%
7,280
26,066
258%
Fee Related Compensation
(52,980)
(61,585)
16%
(165,964)
(188,080)
13%
Other Operating Expenses
(41,724)
(43,293)
4%
(114,429)
(118,458)
4%
Fee Related Earnings
60,092
$
57,887
$
(4)%
168,402
$
169,120
$
0%
Realized Performance Revenues
12,382
225
(98)%
29,225
11,868
(59)%
Realized Performance Compensation
(5,292)
(417)
(92)%
(12,131)
(2,963)
(76)%
Realized Principal Investment Income
4,723
840
(82)%
28,831
4,372
(85)%
Net Realizations
11,813
648
(95)%
45,925
13,277
(71)%
Segment Distributable Earnings
71,905
$
58,535
$
(19)%
214,327
$
182,397
$
(15)%
Segment Revenues
171,901
$
163,830
$
(5)%
506,851
$
491,898
$
(3)%
Total AUM
141,933,280
$
143,637,090
$
1%
141,933,280
$
143,637,090
$
1%
Fee-Earning AUM
104,574,291
$
105,231,897
$
1%
104,574,291
$
105,231,897
$
1%

14 Blackstone | Supplemental Details

Blackstone |

TOTAL SEGMENTS
($ in thousands)
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
3Q'19 YTD
3Q'20 YTD
Base Management Fees
809,729
$
873,368
$
910,396
$
941,794
$
1,043,770
$
2,372,562
$
2,895,960
$
Transaction, Advisory and Other Fees, Net
92,702
95,073
50,665
48,292
33,628
219,347
132,585
Management Fee Offsets
(22,086)
(22,768)
(20,494)
(13,353)
(19,558)
(53,346)
(53,405)
Total Management and Advisory Fees, Net
880,345
945,673
940,567
976,733
1,057,840
2,538,563
2,975,140
Fee Related Performance Revenues
34,225
156,373
12,466
15,033
64,950
55,628
92,449
Fee Related Compensation
(329,834)
(388,879)
(346,264)
(306,904)
(360,633)
(947,699)
(1,013,801)
Other Operating Expenses
(144,351)
(161,359)
(138,885)
(143,583)
(151,213)
(409,783)
(433,681)
Fee Related Earnings
440,385
$
551,808
$
467,884
$
541,279
$
610,944
$
1,236,709
$
1,620,107
$
Realized Performance Revenues
420,840
651,647
167,233
102,177
319,954
1,008,995
589,364
Realized Performance Compensation
(143,870)
(249,359)
(71,302)
(37,787)
(121,730)
(354,576)
(230,819)
Realized Principal Investment Income
36,148
38,542
20,290
18,938
15,884
185,613
55,112
Total Net Realizations
313,118
440,830
116,221
83,328
214,108
840,032
413,657
Total Segment Distributable Earnings
753,503
$
992,638
$
584,105
$
624,607
$
825,052
$
2,076,741
$
2,033,764
$
Net Interest Income (Loss)
(7,767)
(2,496)
(3,941)
(12,634)
(12,731)
55
(29,306)
Taxes and Related Payables
(35,815)
(76,104)
(23,053)
(63,990)
(40,225)
(120,055)
(127,268)
Distributable Earnings
709,921
$
914,038
$
557,111
$
547,983
$
772,096
$
1,956,741
$
1,877,190
$
Additional Metrics:
Total Segment Revenues
1,371,558
$
1,792,235
$
1,140,556
$
1,112,881
$
1,458,628
$
3,788,799
$
3,712,065
$
Total Assets Under Management
554,022,343
$
571,122,463
$
538,007,285
$
564,330,088
$
584,376,213
$
554,022,343
$
584,376,213
$
Fee-Earning Assets Under Management
394,138,443
$
408,074,852
$
423,055,037
$
435,825,935
$
444,511,078
$
394,138,443
$
444,511,078
$

Blackstone |

Total AUM Rollforward
($ in millions)
Fee-Earning AUM Rollforward
($ in millions)
Inflows include contributions, capital raised, other increases in available capital, purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.
Three Months Ended September 30, 2020
Twelve Months Ended September 30, 2020
Real
Private
Hedge Fund
Credit &
Real
Private
Hedge Fund
Credit &
Estate
Equity
Solutions
Insurance
Estate
Equity
Solutions
Insurance
Beginning Balance
166,724
$
184,118
$
75,668
$
137,820
$
564,330
$
157,076
$
173,858
$
81,154
$
141,933
$
554,022
$
Inflows
3,873
3,942
1,718
5,605
15,138
29,456
26,317
10,986
21,928
88,687
Outflows
(1,655)
(546)
(1,665)
(1,679)
(5,545)
(3,512)
(1,907)
(13,306)
(9,576)
(28,302)
Net Flows
2,217
3,396
53
3,926
9,593
25,945
24,410
(2,321)
12,351
60,386
Realizations
(1,854)
(4,665)
(193)
(1,225)
(7,938)
(13,111)
(11,994)
(1,332)
(6,839)
(33,276)
Market Activity
6,710
6,305
2,260
3,116
18,390
3,887
2,879
287
(3,809)
3,244
Ending Balance
173,797
$
189,154
$
77,789
$
143,637
$
584,376
$
173,797
$
189,154
$
77,789
$
143,637
$
584,376
$
% Change
4%
3%
3%
4%
4%
11%
9%
(4)%
1%
5%
Total
Total
Three Months Ended September 30, 2020
Twelve Months Ended September 30, 2020
Real
Private
Hedge Fund
Credit &
Real
Private
Hedge Fund
Credit &
Estate
Equity
Solutions
Insurance
Estate
Equity
Solutions
Insurance
Beginning Balance
134,260
$
129,284
$
70,200
$
102,081
$
435,826
$
116,749
$
97,937
$
74,878
$
104,574
$
394,138
$
Inflows
2,699
3,485
1,212
4,395
11,792
32,809
44,473
10,401
17,844
105,528
Outflows
(598)
(348)
(1,597)
(2,226)
(4,770)
(5,641)
(6,978)
(12,304)
(8,795)
(33,719)
Net Flows
2,101
3,136
(385)
2,169
7,022
27,168
37,495
(1,902)
9,049
71,809
Realizations
(1,435)
(1,599)
(191)
(868)
(4,093)
(8,998)
(4,456)
(1,287)
(5,189)
(19,930)
Market Activity
2,951
(1,119)
2,076
1,849
5,757
2,958
(1,274)
11
(3,202)
(1,507)
Ending Balance
137,878
$
129,702
$
71,700
$
105,232
$
444,511
$
137,878
$
129,702
$
71,700
$
105,232
$
444,511
$
% Change
3%
0%
2%
3%
2%
18%
32%
(4)%
1%
13%
Total
Total
ASSETS UNDER MANAGEMENT - ROLLFORWARD

Blackstone |

$9.56
$9.21
3Q'19
3Q'20
DECONSOLIDATED BALANCE SHEET HIGHLIGHTS
At September 30, 2020, Blackstone had $5.6 billion in total cash, cash equivalents, and corporate treasury investments and $11.1
billion of cash and net investments, or $9.21 per share.
Blackstone has a $1.6 billion undrawn credit revolver and maintains A+/A+ ratings.
–
On September 29, 2020, Blackstone issued $500 million of 10.5-year notes at 1.6% coupon and $400 million of 30-
year notes at 2.8% coupon.
Balance Sheet Highlights exclude the consolidated
Blackstone Funds. GP/Fund Investments include Blackstone investments in Real Estate, Private Equity,
Hedge Fund Solutions, and Credit & Insurance, which were $807 million, $772 million, $113 million, and $256 million, respectively, as of September 30, 2020.
Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 23, Share Summary).
A+ / A+
rated by S&P and Fitch
$1.6B
undrawn credit revolver
with September 2023 maturity
$5.6B
total cash
and corporate treasury
Cash and Net Investments
(per share)
($ in millions)
3Q'20
Cash and Cash Equivalents
2,629
$
Corporate Treasury
Investments
2,935
GP/Fund Investments
1,948
Net Accrued Performance
Revenues
3,550
Cash and Net Investments
11,062
$
Outstanding Bonds (at par)
5,658

Blackstone |

3Q’20 QoQ
Rollforward
($ in millions)
3Q’20 LTM Rollforward
($ in millions)
Net
Accrued
Performance
Revenues
(“NAPR”)
are
presented
net
of
performance
compensation
and
do
not
include
clawback
amounts,
if
any,
which
are
disclosed
in the 10-K/Q. Tactical Opportunities includes Blackstone Growth. See additional notes on page 33.
($ in millions, except per share data)
3Q'19
2Q'20
3Q'20
3Q'20
Per Share
Real Estate
BREP IV
11
$
7
$
8
$
0.01
$
BREP V
16
1
7
0.01
BREP VI
75
45
46
0.04
BREP VII
501
238
238
0.20
BREP VIII
597
604
782
0.65
BREP IX
-
6
90
0.07
BREP Europe IV
221
105
104
0.09
BREP Europe V
171
99
179
0.15
BREP Asia I
162
85
102
0.08
BPP
257
225
227
0.19
BREIT
59
-
-
-
BREDS
28
3
6
0.00
BTAS
45
22
42
0.04
Real Estate
2,142
$
1,441
$
1,831
$
1.52
$
Private Equity
BCP IV
24
19
19
0.02
BCP VI
723
521
668
0.56
BCP VII
382
307
458
0.38
BCP Asia
7
18
40
0.03
BEP I
133
63
23
0.02
BEP II
8
-
-
-
BEP III
-
3
-
-
BCEP
36
43
85
0.07
Tactical Opportunities
106
55
148
0.12
Secondaries
133
155
76
0.06
Life Sciences
4
8
7
0.01
BTAS/Other
53
7
20
0.02
Private Equity
1,607
$
1,199
$
1,544
$
1.29
$
Hedge Fund Solutions
57
$
26
$
54
$
0.04
$
Credit & Insurance
235
$
42
$
121
$
0.10
$
Net Accrued Performance Revenues
4,042
$
2,708
$
3,550
$
2.96
$
2Q'20
Net
Performance
Revenues
Net
Realized
Distributions
3Q'20
Real Estate
1,441
$
435
$
(45)
$
1,831
$
Private Equity
1,199
529
(184)
1,544
HFS
26
33
(5)
54
Credit &
Insurance
42
84
(5)
121
Total
2,708
$
1,081
$
(239)
$
3,550
$
QoQ Change
31%
3Q'19
Net
Performance
Revenues
Net
Realized
Distributions
3Q'20
Real Estate
2,142
$
164
$
(475)
$
1,831
$
Private Equity
1,607
250
(313)
1,544
HFS
57
90
(93)
54
Credit &
Insurance
235
(64)
(51)
121
Total
4,042
$
440
$
(932)
$
3,550
$
YoY Change
(12)%
NET ACCRUED PERFORMANCE REVENUES – ADDITIONAL DETAIL

Blackstone |

Notes
on
page
21.
BREP
–
Blackstone
Real
Estate
Partners,
BREIT
–
Blackstone
Real
Estate
Income
Trust,
BPP
–
Blackstone
Property
Partners,
BREDS
–
Blackstone
Real
Estate
Debt
Strategies,
BCP
–
Blackstone
Capital
Partners,
BCOM
–
Blackstone
Communications.
* Represents
funds
that
are
currently
in
their
investment
period
and
open
ended
funds.
($/€
in thousands, except where noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
33,534
0.1x
4,544,926
2.2x
4,578,460
1.7x
28%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
170,327
0.7x
13,070,382
2.4x
13,240,709
2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
-
566,600
2.3x
27,181,375
2.5x
27,747,975
2.5x
13%
13%
BREP VII (Aug 2011 / Apr 2015)
13,496,823
1,711,538
5,559,666
1.2x
22,853,427
2.1x
28,413,093
1.9x
22%
14%
BREP VIII (Apr 2015 / Jun 2019)
16,567,256
2,737,862
18,983,652
1.5x
7,274,206
1.7x
26,257,858
1.5x
26%
14%
*BREP IX (Jun 2019 / Dec 2024)
20,891,658
14,629,333
7,094,976
1.1x
1,001,040
1.4x
8,096,016
1.2x
n/m
16%
Total Global BREP
72,996,762
$
19,078,733
$
$     32,408,755
1.3x
83,460,274
$
2.2x
115,869,029
$
1.9x
18%
15%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
1,373,170
€
2.1x
1,373,170
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (e)
1,629,748
-
-
n/a
2,576,670
1.8x
2,576,670
1.8x
8%
8%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,167
-
380,890
0.6x
5,738,120
2.5x
6,119,010
2.1x
20%
14%
BREP Europe IV (Sep 2013 / Dec 2016)
6,710,146
1,337,217
2,555,556
1.3x
8,999,310
2.0x
11,554,866
1.8x
22%
15%
BREP Europe V (Dec 2016 / Oct 2019)
7,949,959
1,602,716
7,876,826
1.3x
778,365
2.6x
8,655,191
1.3x
50%
10%
*BREP Europe VI (Oct 2019 / Apr 2025)
9,786,439
7,287,480
2,380,731
1.0x
-
n/a
2,380,731
1.0x
n/a
(12)%
Total BREP Europe
30,105,631
€
10,227,413
€
13,194,003
€
1.2x
19,465,635
€
2.1x
32,659,638
€
1.6x
16%
12%
BREP Asia I (Jun 2013 / Dec 2017)
4,598,089
$
1,281,985
$
3,132,457
$
1.4x
4,295,614
$
1.9x
7,428,071
$
1.6x
20%
12%
*BREP Asia II (Dec 2017 / Jun 2023)
7,302,307
4,160,393
3,402,501
1.1x
228,667
1.6x
3,631,168
1.1x
44%
2%
BREP Co-Investment (f)
7,055,974
154,831
1,977,271
2.7x
13,309,647
2.1x
15,286,918
2.2x
15%
16%
Total BREP
127,797,844
$
36,663,494
$
56,042,120
$
1.3x
125,828,531
$
2.2x
181,870,651
$
1.8x
17%
15%
*Core+ BPP (Various) (g)
n/a
n/a
34,168,173
n/a
7,275,374
n/a
41,443,547
n/a
n/m
8%
*Core+ BREIT (Various) (h)
n/a
n/a
18,967,371
n/a
581,771
n/a
19,549,142
n/a
n/a
8%
*BREDS High-Yield (Various) (i)
19,993,148
10,225,525
2,641,559
1.0x
13,095,502
1.3x
15,737,061
1.2x
11%
10%
Private Equity
Corporate Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
12,368
n/a
2,953,649
1.4x
2,966,017
1.4x
6%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
189,764
164,991
2.1x
21,417,821
2.9x
21,582,812
2.9x
36%
36%
BCP V (Dec 2005 / Jan 2011)
21,009,112
1,035,259
739,282
1.5x
37,212,862
1.9x
37,952,144
1.9x
8%
8%
BCP VI (Jan 2011 / May 2016)
15,202,400
1,164,970
10,954,940
1.7x
17,663,965
2.1x
28,618,905
1.9x
18%
12%
BCP VII (May 2016 / Feb 2020)
18,808,535
2,514,185
21,067,624
1.3x
1,763,411
1.8x
22,831,035
1.4x
48%
12%
*BCP VIII (Feb 2020 / Feb 2026)
24,839,835
24,799,808
(739)
n/a
-
n/a
(739)
n/a
n/a
n/a
Energy I (Aug 2011 / Feb 2015)
2,441,558
142,138
646,099
0.9x
3,328,596
1.9x
3,974,695
1.7x
15%
10%
Energy II (Feb 2015 / Feb 2020)
4,913,595
280,193
3,595,443
0.8x
350,161
2.1x
3,945,604
0.9x
58%
(12)%
*Energy III (Feb 2020 / Feb 2026)
4,213,068
3,653,144
494,356
1.0x
-
n/a
494,356
1.0x
n/a
n/m
*BCP Asia (Dec 2017 / Dec 2023)
2,417,554
1,319,702
1,575,821
1.5x
160,023
2.2x
1,735,844
1.5x
159%
28%
*Core Private Equity (Jan 2017 / Jan 2021) (j)
4,756,127
1,429,242
5,022,859
1.5x
468,926
1.8x
5,491,785
1.5x
36%
17%
Total Corporate Private Equity
113,699,899
$
36,552,980
$
44,273,044
$
1.3x
99,502,659
$
2.1x
143,775,703
$
1.8x
16%
15%
INVESTMENT RECORDS AS OF SEPTEMBER 30, 2020
(a)

Blackstone |

Notes on page 21. BXLS –
Blackstone Life Sciences, BGSL –
Blackstone / GSO Secured Lending.
* Represents funds that are currently in their investment period and open ended funds.
($/€
in thousands, except where noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity (continued)
Tactical Opportunities
*Tactical Opportunities (Various)
22,722,239
$
8,056,105
$
11,386,499
$
1.1x
10,532,523
$
1.7x
21,919,022
$
1.4x
17%
9%
*Tactical Opportunities Co-Investment and Other (Various)
8,868,691
1,894,773
5,592,365
1.4x
2,575,630
1.5x
8,167,995
1.4x
19%
15%
Total Tactical Opportunities
31,590,930
$
9,950,878
$
16,978,864
$
1.2x
13,108,153
$
1.7x
30,087,017
$
1.4x
18%
10%
*Blackstone Growth (Jul 2020 / Jul 2025)
2,458,155
2,162,576
241,414
n/m
-
n/a
241,414
n/m
n/a
n/m
Strategic Partners (Secondaries)
Strategic Partners I-V (Various) (k)
11,865,053
1,673,692
770,700
n/m
16,943,163
n/m
17,713,863
1.5x
n/a
13%
Strategic Partners VI (Apr 2014 / Apr 2016) (k)
4,362,750
1,188,738
1,130,603
n/m
3,353,270
n/m
4,483,873
1.4x
n/a
13%
Strategic Partners VII (May 2016 / Mar 2019) (k)
7,489,970
2,410,875
4,415,089
n/m
2,083,051
n/m
6,498,140
1.3x
n/a
12%
Strategic Partners Real Assets II (May 2017 / Jun 2020) (k)
1,749,807
325,923
1,114,593
n/m
426,661
n/m
1,541,254
1.2x
n/a
13%
*Strategic Partners VIII (Mar 2019 / Jul 2023) (k)
10,763,600
5,241,049
2,719,357
n/m
295,999
n/m
3,015,356
1.2x
n/a
17%
*Strategic Partners Real Estate, SMA and Other (Various) (k)
7,678,402
2,828,096
2,436,489
n/m
1,438,476
n/m
3,874,965
1.2x
n/a
11%
*Strategic Partners Infra III (Jun 2020 / Jul 2024) (k)
3,250,100
2,942,929
96,155
n/m
-
n/a
96,155
2.0x
n/a
n/m
Total Strategic Partners (Secondaries)
47,159,682
$
16,611,302
$
12,682,986
$
n/m
24,540,620
$
n/m
37,223,606
$
1.4x
n/a
13%
*Infrastructure (Various)
13,658,063
10,643,283
2,878,931
1.0x
-
n/a
2,878,931
1.0x
n/a
(10)%
Life Sciences
Clarus IV (Jan 2018 / Jan 2020)
910,000
406,941
596,134
1.4x
22,327
1.3x
618,461
1.4x
13%
14%
*BXLS V (Jan 2020 / Jan 2025)
4,679,227
4,477,028
242,132
1.2x
-
n/a
242,132
1.2x
n/a
n/m
Credit
Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)
2,000,000
$
97,114
$
17,566
$
0.9x
4,774,711
$
1.6x
4,792,277
$
1.6x
n/a
17%
Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)
4,120,000
1,033,255
933,246
0.7x
5,519,086
1.6x
6,452,332
1.3x
n/a
9%
*Mezzanine / Opportunistic III (Sep 2016 / Sep 2021)
6,639,133
2,248,377
4,648,184
1.1x
2,249,490
1.6x
6,897,674
1.2x
n/a
9%
Stressed / Distressed I (Sep 2009 / May 2013)
3,253,143
76,000
1,305
0.0x
5,774,236
1.6x
5,775,541
1.3x
n/a
9%
Stressed / Distressed II (Jun 2013 / Jun 2018)
5,125,000
551,437
951,873
0.7x
4,395,666
1.2x
5,347,539
1.0x
n/a
(2)%
*Stressed / Distressed III (Dec 2017 / Dec 2022)
7,356,380
4,313,296
1,704,234
0.9x
1,466,071
1.3x
3,170,305
1.0x
n/a
(2)%
Energy I (Nov 2015 / Nov 2018)
2,856,867
1,063,343
1,451,567
0.9x
1,080,273
1.8x
2,531,840
1.1x
n/a
3%
*Energy II (Feb 2019 / Feb 2024)
3,616,081
2,980,268
680,742
1.1x
192,782
1.5x
873,524
1.1x
n/a
18%
European Senior Debt I (Feb 2015 / Feb 2019)
1,964,689
€
285,535
€
1,676,028
€
1.0x
1,399,136
€
1.5x
3,075,164
€
1.1x
n/a
4%
*European Senior Debt II (Jun 2019 / Jun 2024)
4,088,344
€
3,416,289
€
662,325
€
1.0x
123,072
€
1.8x
785,397
€
1.1x
n/a
n/m
Total Credit Drawdown Funds (l)
41,872,262
$
16,704,048
$
13,130,787
$
0.9x
27,165,985
$
1.5x
40,296,772
$
1.2x
n/a
9%
*Direct Lending BDC BGSL (Various) (m)
3,770,397
1,243,928
2,540,903
n/a
186,679
n/a
2,727,582
n/a
n/a
8%
INVESTMENT RECORDS AS OF SEPTEMBER 30, 2020     – (CONT’D)
(a)

Blackstone |

n/m
Not
meaningful
generally
due
to
the
limited
time
since
initial
investment.
n/a
Not
applicable.
(a)
Excludes investment vehicles where Blackstone does not earn fees.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.
(d)
Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to September 30, 2020 IRR on
total invested
capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date of cash flows may differ from the Investment Period Beginning
Date.
(e)
The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP
International II
performance reflects a 7% Realized Net IRR and a 7% Total Net IRR.
(f)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.
(g)
BPP represents the Core+ real estate funds which invest with a more modest risk profile and lower leverage. Committed Capital and Available
Capital are not regularly reported to investors in our Core+ strategy and are not applicable in the context of these funds.
(h)
Unrealized Investment Value reflects BREIT’s net asset value as of September 30, 2020. Realized Investment Value represents BREIT’s cash distributions, net of servicing fees. The BREIT net return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. These returns are not representative of the returns experienced by any particular investor or share class. Inception to date net returns are presented on an annualized basis and are from January 1, 2017. Committed Capital and Available Capital are not regularly reported to investors in our Core+
strategy and are not applicable in the context of this vehicle.
(i)
BREDS High-Yield represents the flagship real estate debt drawdown funds only and excludes BREDS High-Grade.
(j)
Blackstone Core Equity Partners is a core private equity fund which invests with a more modest risk profile and longer hold period than traditional private equity.
(k)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful. If information is not available on a timely basis, returns are calculated from results that are reported on a three month lag and therefore do not include the impact of economic and market activities in the quarter in which such events occur.
(l)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds
presented.
(m)
Unrealized Investment Value reflects BGSL’s net asset value as of September 30, 2020. Realized Investment Value represents BGSL’s cash distributions. BGSL’s net return is annualized and calculated since inception starting on November 20, 2018, as the change in
NAV per share during
the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s dividend reinvestment plan) divided by the beginning NAV per share.
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group Inc.
INVESTMENT RECORDS AS OF SEPTEMBER 30, 2020 – NOTES

Blackstone |

SHAREHOLDER DIVIDENDS
Generated $0.63 of Distributable Earnings per common share during the quarter, bringing the year-to-date amount to $1.52 per common share.
Blackstone declared a quarterly dividend of $0.54 per common share to record holders as of November 9, 2020;
payable on November 16, 2020.
A
detailed
description
of
Blackstone’s
dividend
policy
and
the
definition
of
Distributable
Earnings
can
be
found
on
pages
34-35,
Definitions
and
Dividend
Policy.
See additional notes on page 33.
% Change
% Change
($ in thousands, except per share data)
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
vs. 3Q'19
3Q'19 YTD
3Q'20 YTD
vs. 3Q'19 YTD
Distributable Earnings
709,921
$
914,038
$
557,111
$
547,983
$
772,096
$
9%
1,956,741
$
1,877,190
$
(4)%
Add: Other Payables Attributable
to Common Shareholders
24,578
63,796
9,200
45,673
23,461
(5)%
78,849
78,334
(1)%
DE before Certain Payables
734,499
977,834
566,311
593,656
795,557
8%
2,035,590
1,955,524
(4)%
Percent to Common Shareholders
56%
57%
58%
58%
58%
56%
58%
DE before Certain Payables Attributable to
Common Shareholders
413,900
556,133
325,990
344,390
464,233
12%
1,144,234
1,134,613
(1)%
Less: Other Payables Attributable to
Common Shareholders
(24,578)
(63,796)
(9,200)
(45,673)
(23,461)
(5)%
(78,849)
(78,334)
(1)%
DE Attributable to Common Shareholders
389,322
492,337
316,790
298,717
440,772
13%
1,065,385
1,056,279
(1)%
DE per Common Share
0.58
$
0.72
$
0.46
$
0.43
$
0.63
$
9%
$1.59
$1.52
(4)%
Less: Retained Capital per Common Share
(0.09)
$
(0.11)
$
(0.07)
$
(0.06)
$
(0.09)
$
-
(0.25)
$
(0.22)
$
(12)%
Actual Dividend per Common Share
0.49
$
0.61
$
0.39
$
0.37
$
0.54
$
10%
1.34
$
1.30
$
(3)%
Record Date
Nov 9, 2020
Payable Date
Nov 16, 2020

Blackstone |

3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
Participating Common Shares
675,640,119

680,457,424

687,869,905

697,597,036

700,649,135

Participating Partnership Units
523,338,040

515,973,657

507,101,000

504,912,855

500,054,874

Distributable Earnings Shares Outstanding
1,198,978,159

1,196,431,081

1,194,970,905

1,202,509,891

1,200,704,009

SHARE SUMMARY
Distributable Earnings Shares Outstanding as of quarter end of 1,201 million shares.
–
Repurchased 2.0 million common shares in the quarter and 10.5 million common shares for the LTM.
–
Available authorization remaining was $307 million at September 30, 2020.
Notes on page 33.

24 Blackstone | Reconciliations and Disclosures

Blackstone |

Notes on page 26-27.
QTD
YTD
LTM
($ in thousands)
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
3Q'19
3Q'20
3Q'19
3Q'20
Net Income (Loss) Attributable to
The Blackstone Group Inc.
779,437
$
483,149
$
(1,066,492)
$
568,266
$
794,719
$
1,566,533
$
296,493
$
1,555,665
$
779,642
$
Net Income (Loss) Attributable to Non-
Controlling Interests in Blackstone Holdings
299,900
378,137
(880,117)
495,128
638,803
961,490
253,814
966,743
631,951
Net Income (Loss) Attributable to Non-
Controlling Interests in Consolidated Entities
88,406
120,796
(645,077)
294,378
259,761
355,983
(90,938)
287,183
29,858
Net Income (Loss) Attributable to Redeemable
Non-Controlling Interests in Consolidated
Entities
(8)
(3,688)
(15,469)
(3,426)
6,868
3,567
(12,027)
(736)
(15,715)
Net Income (Loss)
1,167,735
$
978,394
$
(2,607,155)
$
1,354,346
$
1,700,151
$
2,887,573
$
447,342
$
2,808,855
$
1,425,736
$
Provision (Benefit) for Taxes
(156,786)
28,943
(158,703)
147,415
100,960
(76,895)
89,672
(47,529)
118,615
Income (Loss) Before Provision (Benefit)
for Taxes
1,010,949
$
1,007,337
$
(2,765,858)
$
1,501,761
$
1,801,111
$
2,810,678
$
537,014
$
2,761,326
$
1,544,351
$
Transaction-Related Charges (a)
(82,547)
94,715
46,994
76,160
47,283
113,898
170,437
190,329
265,152
Amortization of Intangibles (b)
16,483
16,482
16,483
16,483
16,483
49,449
49,449
64,841
65,931
Impact of Consolidation (c)
(88,398)
(117,108)
660,546
(290,952)
(266,629)
(359,550)
102,965
(286,447)
(14,143)
Unrealized Performance Revenues (d)
(176,604)
(128,333)
3,453,446
(1,067,923)
(1,403,480)
(998,335)
982,043
(191,804)
853,710
Unrealized Performance Allocations
Compensation (e)
94,907
93,845
(1,397,378)
454,813
509,474
446,440
(433,091)
143,572
(339,246)
Unrealized Principal Investment (Income)
Loss (f)
5,219
(34,974)
616,610
(223,316)
(177,125)
(78,353)
216,169
82,306
181,195
Other Revenues (g)
(92,843)
6,435
(138,151)
55,606
192,623
(85,882)
110,078
(132,736)
116,513
Equity-Based Compensation (h)
58,570
51,743
87,472
89,341
89,862
178,451
266,675
221,553
318,418
Administrative Fee Adjustment (i)
-
-
-
-
2,719
-
2,719
-
2,719
Taxes and Related Payables (j)
(35,815)
(76,104)
(23,053)
(63,990)
(40,225)
(120,055)
(127,268)
(174,118)
(203,372)
Distributable Earnings
709,921
$
914,038
$
557,111
$
547,983
$
772,096
$
1,956,741
$
1,877,190
$
2,678,822
$
2,791,228
$
Taxes and Related Payables (j)
35,815
76,104
23,053
63,990
40,225
120,055
127,268
174,118
203,372
Net Interest (Income) Loss (k)
7,767
2,496
3,941
12,634
12,731
(55)
29,306
(11,978)
31,802
Total Segment Distributable Earnings
753,503
$
992,638
$
584,105
$
624,607
$
825,052
$
2,076,741
$
2,033,764
$
2,840,962
$
3,026,402
$
Realized Performance Revenues (l)
(420,840)
(651,647)
(167,233)
(102,177)
(319,954)
(1,008,995)
(589,364)
(1,492,692)
(1,241,011)
Realized Performance Compensation (m)
143,870
249,359
71,302
37,787
121,730
354,576
230,819
554,221
480,178
Realized Principal Investment Income (n)
(36,148)
(38,542)
(20,290)
(18,938)
(15,884)
(185,613)
(55,112)
(232,711)
(93,654)
Fee Related Earnings
440,385
$
551,808
$
467,884
$
541,279
$
610,944
$
1,236,709
$
1,620,107
$
1,669,780
$
2,171,915
$
Adjusted EBITDA Reconciliation
Distributable Earnings
709,921
$
914,038
$
557,111
$
547,983
$
772,096
$
1,956,741
$
1,877,190
$
2,678,822
$
2,791,228
$
Interest Expense (o)
52,815
57,351
41,540
38,924
39,228
137,683
119,692
179,475
177,043
Taxes and Related Payables (j)
35,815
76,104
23,053
63,990
40,225
120,055
127,268
174,118
203,372
Depreciation and Amortization
6,895
7,666
7,512
8,110
9,568
18,684
25,190
24,648
32,856
Adjusted EBITDA
805,446
$
1,055,159
$
629,216
$
659,007
$
861,117
$
2,233,163
$
2,149,340
$
3,057,063
$
3,204,499
$
RECONCILIATION OF GAAP TO NON-GAAP MEASURES

Blackstone |

Note:
See pages 34-35, Definitions and Dividend Policy.
(a)
This adjustment removes Transaction-Related Charges, which are excluded from Blackstone’s segment presentation. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of
equity-based compensation
charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
(b)
This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation. This amount includes amortization of intangibles associated with Blackstone’s investment in Pátria, which is accounted for under the equity method.
(c)
This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(d)
This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance
revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
QTD
YTD
LTM
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
3Q'19
3Q'20
3Q'19
3Q'20
GAAP Unrealized Performance Allocations
176,370
$
128,231
$
(3,453,081)
$
1,067,923
$
1,403,480
$
998,101
$
(981,678)
$
191,796
$
(853,447)
$
Segment Adjustment
234

102

(365)

-

-

234

(365)

8

(263)

Unrealized Performance Revenues
176,604
$
128,333
$
(3,453,446)
$
1,067,923
$
1,403,480
$
998,335
$
(982,043)
$
191,804
$
(853,710)
$
(e)
This adjustment removes Unrealized Performance Allocations Compensation.
(f)
This adjustment removes Unrealized Principal Investment Income (Loss) on a segment basis. The Segment Adjustment represents (1) the add back of
Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
QTD
YTD
LTM
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
3Q'19
3Q'20
3Q'19
3Q'20
GAAP Unrealized Principal Investment Income (Loss)
15,391
$
67,913
$
(959,365)
$
331,762
$
295,308
$
147,090
$
(332,295)
$
(71,075)
$
(264,382)
$
Segment Adjustment
(20,610)

(32,939)

342,755

(108,446)

(118,183)

(68,737)

116,126

(11,231)

83,187

Unrealized Principal Investment Income (Loss)
(5,219)
$
34,974
$
(616,610)
$
223,316
$
177,125
$
78,353
$
(216,169)
$
(82,306)
$
(181,195)
$
(g)
This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of certain Transaction-Related Charges.
QTD
YTD
LTM
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
3Q'19
3Q'20
3Q'19
3Q'20
GAAP Other Revenue
93,273
$
(6,410)
$
138,180
$
(55,580)
$
(192,159)
$
86,403
$
(109,559)
$
133,326
$
(115,969)
$
Segment Adjustment
(430)

(25)

(29)

(26)

(464)

(521)

(519)

(590)

(544)

Other Revenues
92,843
$
(6,435)
$
138,151
$
(55,606)
$
(192,623)
$
85,882
$
(110,078)
$
132,736
$
(116,513)
$
(h)
This adjustment removes Equity-Based Compensation on a segment basis.
(i)
This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership
Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in
Blackstone’s segment presentation.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Blackstone |

(k)
This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of
Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest
expense associated with the Tax Receivable Agreement.
(k)
(l)
This adjustment removes the total segment amount of Realized Performance Revenues.
(m)
This adjustment removes the total segment amount of Realized Performance Compensation.
(n)
This adjustment removes the total segment amount of Realized Principal Investment Income.
(o)
This adjustment adds back Interest Expense on a segment basis.
QTD
YTD
LTM
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
3Q'19
3Q'20
3Q'19
3Q'20
Taxes
26,933
$
63,930
$
16,274
$
48,462
$
32,518
$
76,486
$
97,254
$
115,461
$
161,184
$
Related Payables
8,882

12,174

6,779

15,528

7,707

43,569

30,014

58,657

42,188

Taxes and Related Payables
35,815
$
76,104
$
23,053
$
63,990
$
40,225
$
120,055
$
127,268
$
174,118
$
203,372
$
QTD
YTD
LTM
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
3Q'19
3Q'20
3Q'19
3Q'20
GAAP Interest and Dividend Revenue
42,482
$
52,146
$
35,084
$
23,924
$
26,497
$
130,252
$
85,505
$
178,137
$
137,651
$
Segment Adjustment
2,566

2,709

2,515

2,366

-

7,486

4,881

13,316

7,590

Interest and Dividend Revenue
45,048
$
54,855
$
37,599
$
26,290
$
26,497
$
137,738
$
90,386
$
191,453
$
145,241
$
GAAP Interest Expense
53,362
$
60,688
$
41,644
$
39,276
$
39,540
$
138,960
$
120,460
$
183,604
$
181,148
$
Segment Adjustment
(547)

(3,337)

(104)

(352)

(312)

(1,277)

(768)

(4,129)

(4,105)

Interest Expense
52,815
$
57,351
$
41,540
$
38,924
$
39,228
$
137,683
$
119,692
$
179,475
$
177,043
$
Net Interest Income (Loss)
(7,767)
$
(2,496)
$
(3,941)
$
(12,634)
$
(12,731)
$
55
$
(29,306)
$
11,978
$
(31,802)
$
Reconciliation of GAAP Shares of Class A Common Stock Outstanding to Distributable Earnings Shares Outstanding
QTD
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
GAAP Shares of Class A Common Stock Outstanding
666,257,305

671,157,692

676,630,489

676,874,583

680,680,748

Unvested Participating Common Shares
9,382,814

9,299,732

11,239,416

20,722,453

19,968,387

Total Participating Common Shares
675,640,119

680,457,424

687,869,905

697,597,036

700,649,135

Participating Partnership Units
523,338,040

515,973,657

507,101,000

504,912,855

500,054,874

Distributable Earnings Shares Outstanding
1,198,978,159
1,196,431,081
1,194,970,905
1,202,509,891
1,200,704,009
Disclosure of Weighted-Average Shares of Class A Common Stock Outstanding
QTD
YTD
LTM
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
3Q'19
3Q'20
3Q'19
3Q'20
Total GAAP Weighted-Average Shares of Class A Common Stock
     Outstanding - Basic
675,963,129

679,420,988

676,305,359

698,534,168

700,184,580

674,714,040

695,049,997

675,196,841

691,121,413

Weighted-Average Shares of Unvested Deferred Restricted
     Class A Common Stock
256,629

274,520

-

123,340

343,386

265,007

287,578

263,789

284,314

Weighted-Average Blackstone Holdings Partnership Units
-

-

-

505,754,449

-

-

-

-

-

Total GAAP Weighted-Average Shares of Class A Common
     Stock Outstanding - Diluted
676,219,758

679,695,508

676,305,359

1,204,411,957
700,527,966

674,979,047

695,337,575

675,460,630

691,405,727

(j)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision
(Benefit) for Taxes and adjusted to exclude the tax impact of any divestitures. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement. Please refer to page 34 for the full definition of Taxes and Related Payables.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES - NOTES

Blackstone |

During 3Q’20, Blackstone deconsolidated CLO vehicles as a result of ownership restructuring. The deconsolidation of CLO vehicles reduced Blackstone’s GAAP consolidated Total Assets, Total Liabilities and Non-Controlling Interests in Consolidated Entities by $6.8 billion, $6.6 billion, and $216 million, respectively.
See page 29, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.
BLACKSTONE’S THIRD QUARTER 2020 GAAP BALANCE SHEET RESULTS
($ in thousands) (unaudited)
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
Assets
Cash and Cash Equivalents
2,468,563
$
2,172,441
$
2,068,326
$
1,976,512
$
2,628,895
$
Cash Held by Blackstone Funds and Other
375,981
351,210
318,003
343,201
85,218
Investments
22,204,460
22,281,682
16,430,701
18,973,373
14,423,456
Accounts Receivable
755,777
975,075
696,729
498,600
477,601
Due from Affiliates
2,464,163
2,594,873
2,706,112
2,431,512
2,817,304
Intangible Assets, Net
415,257
397,508
379,758
362,008
344,258
Goodwill
1,869,860
1,869,860
1,869,860
1,869,860
1,869,860
Other Assets
402,670
382,493
541,896
501,351
544,905
Right-of-Use Assets
490,882
471,059
542,757
568,663
544,361
Deferred Tax Assets
938,158
1,089,305
1,392,352
1,319,301
1,305,707
Total Assets
32,385,771
$
32,585,506
$
26,946,494
$
28,844,381
$
25,041,565
$
Liabilities and Equity
Loans Payable
11,270,245
$
11,080,723
$
10,392,903
$
10,839,568
$
5,570,888
$
Due to Affiliates
984,969
1,026,871
1,247,098
1,268,571
1,064,336
Accrued Compensation and Benefits
3,623,258
3,796,044
1,965,237
2,551,056
3,349,418
Securities Sold, Not Yet Purchased
87,051
75,545
51,498
51,395
51,231
Repurchase Agreements
163,059
154,118
105,133
80,620
80,597
Operating Lease Liabilities
558,253
542,994
605,809
637,946
621,408
Accounts Payable, Accrued Expenses and Other Liabilities
1,069,475
806,159
1,000,708
919,195
804,009
Total Liabilities
17,756,310
17,482,454
15,368,386
16,348,351
11,541,887
Redeemable Non-Controlling Interests in Consolidated Entities
93,667
87,651
72,066
68,564
63,384
Equity
Class A Common Stock, $0.00001 par value (680,680,748 shares issued and outstanding as of September 30, 2020)
7
7
7
7
7
Class B Common Stock, $0.00001 par value (1 share issued and outstanding as of September 30, 2020)
-
-
-
-
-
Class C Common Stock, $0.00001 par value (1 share issued and outstanding as of September 30, 2020)
-
-
-
-
-
Additional Paid-in-Capital
6,292,765
6,428,647
6,298,093
6,272,040
6,243,722
Retained Earnings
456,814
609,625
(871,948)
(574,295)
(36,432)
Accumulated Other Comprehensive Loss
(35,173)
(28,495)
(41,533)
(36,758)
(27,407)
Non-Controlling Interests in Consolidated Entities
4,035,513
4,186,069
3,591,160
3,900,429
3,946,190
Non-Controlling Interests in Blackstone Holdings
3,785,868
3,819,548
2,530,263
2,866,043
3,310,214
Total Equity
14,535,794
15,015,401
11,506,042
12,427,466
13,436,294
Total Liabilities and Equity
32,385,771
$
32,585,506
$
26,946,494
$
28,844,381
$
25,041,565
$

Blackstone |

(a)
This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)
Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)
Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)
Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)
This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from
Affiliates.
(f)
This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase
Agreements and securities sold short, not yet purchased.
(g)
This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(h)
This adjustment removes amounts related to consolidated Blackstone Funds.
RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES
($ in thousands)
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
Investments of Consolidated Blackstone Funds
8,481,233
$
8,380,698
$
7,275,752
$
7,943,531
$
1,500,398
$
Equity Method Investments
Partnership Investments
3,864,453
4,035,675
3,553,538
3,873,346
4,144,249
Accrued Performance Allocations
7,003,889
7,180,449
3,761,585
4,715,510
6,112,904
Corporate Treasury Investments
2,588,529
2,419,587
1,653,950
2,205,843
2,390,982
Other Investments
266,356
265,273
185,876
235,143
274,923
Total GAAP Investments
22,204,460
$
22,281,682
$
16,430,701
$
18,973,373
$
14,423,456
$
Accrued
Performance
Allocations
-
GAAP
7,003,889
$
7,180,449
$
3,761,585
$
4,715,510
$
6,112,904
$
Impact of Consolidation (a)
237
384
19
19
1
Due from Affiliates -
GAAP (b)
18,955
154,980
20,910
20,642
21,499
Less: Net Realized Performance Revenues (c)
(129,129)
(214,662)
(31,719)
(38,592)
(75,328)
Less:
Accrued
Performance
Compensation
-
GAAP
(d)
(2,851,817)
(3,021,899)
(1,563,672)
(1,989,219)
(2,509,357)
Net Accrued Performance Revenues
4,042,135
$
4,099,252
$
2,187,123
$
2,708,360
$
3,549,719
$
Corporate
Treasury
Investments
-
GAAP
2,588,529
$
2,419,587
$
1,653,950
$
2,205,843
$
2,390,982
$
Impact of Consolidation (a)
163,183
164,243
131,248
141,371
143,131
Other Assets (e)
440,982
602,707
374,064
271,615
525,864
Other Liabilities (f)
(80,086)
(74,898)
(46,635)
(69,326)
(124,734)
Corporate
Treasury
Investments
-
Deconsolidated
3,112,608
$
3,111,639
$
2,112,627
$
2,549,503
$
2,935,243
$
Partnership
and
Other
Investments
-
GAAP
4,130,809
$
4,300,948
$
3,739,414
$
4,108,489
$
4,419,172
$
Impact of Consolidation (g)
(2,289,139)
(2,409,218)
(2,111,945)
(2,316,855)
(2,470,797)
GP/Fund
Investments
-
Deconsolidated
1,841,670
$
1,891,730
$
1,627,469
$
1,791,634
$
1,948,375
$
Loans
Payable
-
GAAP
11,270,245
$
11,080,723
$
10,392,903
$
10,839,568
$
5,570,888
$
Impact of Consolidation (h)
(6,492,686)
(6,479,867)
(5,817,702)
(6,232,787)
(99)
Outstanding Bonds -
Carrying Value
4,777,559
4,600,856
4,575,201
4,606,781
5,570,789
Unamortized Discount
82,336
81,094
79,449
78,319
87,361
Outstanding
Bonds
(at
par)
-
Deconsolidated
4,859,895
$
4,681,950
$
4,654,650
$
4,685,100
$
5,658,150
$

Blackstone |

QTD
YTD
LTM
($ in thousands)
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
3Q'19
3Q'20
3Q'19
3Q'20
Management and Advisory Fees, Net
GAAP
878,151
$
943,900
$
934,832
$
969,728
$
1,053,851
$
2,528,255
$
2,958,411
$
3,325,809
$
3,902,311
$
Segment Adjustment (a)
2,194
1,773
5,735
7,005
3,989
10,308
16,729
10,949
18,502
Total Segment
880,345
$
945,673
$
940,567
$
976,733
$
1,057,840
$
2,538,563
$
2,975,140
$
3,336,758
$
3,920,813
$
GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues
GAAP
Incentive Fees
8,254
87,610
12,161
15,300
13,498
42,301
40,959
58,098
128,569
Investment
Income
-
Realized
Performance
Allocations
446,550
717,555
167,530
101,910
371,406
1,021,445
640,846
1,532,833
1,358,401
GAAP
454,804
$
805,165
$
179,691
$
117,210
$
384,904
$
1,063,746
$
681,805
$
1,590,931
$
1,486,970
$
Total Segment
Less: Realized Performance Revenues
(420,840)
(651,647)
(167,233)
(102,177)
(319,954)
(1,008,995)
(589,364)
(1,492,692)
(1,241,011)
Segment Adjustment (b)
261
2,855
8
-
-
877
8
1,574
2,863
Total Segment
34,225
$
156,373
$
12,466
$
15,033
$
64,950
$
55,628
$
92,449
$
99,813
$
248,822
$
GAAP Compensation to Total Segment Fee Related Compensation
GAAP
Compensation
462,766
447,646
476,543
458,457
460,983
1,372,684
1,395,983
1,746,474
1,843,629
Incentive Fees Compensation
5,419
24,589
6,522
8,432
7,385
19,711
22,339
29,971
46,928
Realized Performance Allocations Compensation
155,663
295,059
72,423
38,569
142,149
367,883
253,141
580,057
548,200
GAAP
623,848
$
767,294
$
555,488
$
505,458
$
610,517
$
1,760,278
$
1,671,463
$
2,356,502
$
2,438,757
$
Total Segment
Less: Realized Performance Compensation
(143,870)
(249,359)
(71,302)
(37,787)
(121,730)
(354,576)
(230,819)
(554,221)
(480,178)
Less:
Equity-Based
Compensation
-
Operating
Compensation
(56,139)
(51,612)
(85,334)
(87,205)
(88,180)
(170,072)
(260,719)
(210,040)
(312,331)
Less:
Equity-Based
Compensation
-
Performance
Compensation
(2,431)
(131)
(2,138)
(2,136)
(1,682)
(8,379)
(5,956)
(11,513)
(6,087)
Segment Adjustment (c)
(91,574)
(77,313)
(50,450)
(71,426)
(38,292)
(279,552)
(160,168)
(353,745)
(237,481)
Total Segment
329,834
$
388,879
$
346,264
$
306,904
$
360,633
$
947,699
$
1,013,801
$
1,226,983
$
1,402,680
$
GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP
171,067
$
186,971
$
157,566
$
169,051
$
171,041
$
492,437
$
497,658
$
645,956
$
684,629
$
Segment Adjustment (d)
(26,716)
(25,612)
(18,681)
(25,468)
(19,828)
(82,654)
(63,977)
(106,148)
(89,589)
Total Segment
144,351
$
161,359
$
138,885
$
143,583
$
151,213
$
409,783
$
433,681
$
539,808
$
595,040
$
Realized Performance Revenues
GAAP
Incentive Fees
8,254
87,610
12,161
15,300
13,498
42,301
40,959
58,098
128,569
Investment
Income
-
Realized
Performance
Allocations
446,550
717,555
167,530
101,910
371,406
1,021,445
640,846
1,532,833
1,358,401
GAAP
454,804
$
805,165
$
179,691
$
117,210
$
384,904
$
1,063,746
$
681,805
$
1,590,931
$
1,486,970
$
Total Segment
Less: Fee Related Performance Revenues
(34,225)
(156,373)
(12,466)
(15,033)
(64,950)
(55,628)
(92,449)
(99,813)
(248,822)
Segment Adjustment (b)
261
2,855
8
-
-
877
8
1,574
2,863
Total Segment
420,840
$
651,647
$
167,233
$
102,177
$
319,954
$
1,008,995
$
589,364
$
1,492,692
$
1,241,011
$
RECONCILIATION OF GAAP TO TOTAL SEGMENTS

Blackstone |

QTD
YTD
LTM
($ in thousands)
3Q'19
4Q'19
1Q'20
2Q'20
3Q'20
3Q'19
3Q'20
3Q'19
3Q'20
Realized Performance Compensation
GAAP
Incentive Fee Compensation
5,419
$
24,589
$
6,522
$
8,432
$
7,385
$
19,711
$
22,339
$
29,971
$
46,928
$
Realized Performance Allocations Compensation
155,663

295,059

72,423

38,569

142,149

367,883

253,141

580,057

548,200

GAAP
161,082
$
319,648
$
78,945
$
47,001
$
149,534
$
387,594
$
275,480
$
610,028
$
595,128
$
Total Segment
Less: Fee Related Performance Compensation
(14,781)

(70,158)

(5,505)

(7,078)

(26,122)

(24,639)

(38,705)

(44,294)

(108,863)

Less: Equity-Based Compensation - Performance
   Compensation
(2,431)

(131)

(2,138)

(2,136)

(1,682)

(8,379)

(5,956)

(11,513)

(6,087)

Total Segment
143,870
$
249,359
$
71,302
$
37,787
$
121,730
$
354,576
$
230,819
$
554,221
$
480,178
$
Realized Principal Investment Income
GAAP
74,642
$
100,535
$
48,695
$
61,102
$
61,017
$
292,943
$
170,814
$
402,844
$
271,349
$
Segment Adjustment (e)
(38,494)

(61,993)

(28,405)

(42,164)

(45,133)

(107,330)

(115,702)

(170,133)

(177,695)

Total Segment
36,148
$
38,542
$
20,290
$
18,938
$
15,884
$
185,613
$
55,112
$
232,711
$
93,654
$
GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest Income (Loss)
GAAP
Interest and Dividend Revenue
42,482

52,146

35,084

23,924

26,497

130,252

85,505

178,137

137,651

Interest Expense
(53,362)

(60,688)

(41,644)

(39,276)

(39,540)

(138,960)

(120,460)

(183,604)

(181,148)

GAAP
(10,880)
$
(8,542)
$
(6,560)
$
(15,352)
$
(13,043)
$
(8,708)
$
(34,955)
$
(5,467)
$
(43,497)
$
Segment Adjustment (f)
3,113

6,046

2,619

2,718

312

8,763

5,649

17,445

11,695

Total Segment
(7,767)
$
(2,496)
$
(3,941)
$
(12,634)
$
(12,731)
$
55
$
(29,306)
$
11,978
$
(31,802)
$
This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated
Statement of Operations (page 1). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds
Blackstone manages and
excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related Charges.
(a)
Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and
(2)
the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures.
(b)
Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)
Represents the removal of Transaction-Related Charges that are not recorded in the Total Segment measures.
(d)
Represents the removal of (1) the amortization of transaction-related intangibles, and (2) certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures. Beginning in 3Q'20,
includes a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone's segment presentation.
(e)
Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(f)
Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
RECONCILIATION OF GAAP TO TOTAL SEGMENTS – (CONT’D)

Blackstone |

NOTES
Notes to page 1 -
Blackstone’s Third Quarter 2020 GAAP Results
Effective July 1, 2019, The Blackstone Group L.P. converted from a Delaware limited partnership to a Delaware corporation, The Blackstone
Group Inc. (the “Conversion”). This presentation includes results for The Blackstone Group L.P. prior to the Conversion. As of any time prior to the Conversion, references to “Blackstone,” “the Company,” “our” and similar terms mean The Blackstone Group L.P. and its consolidated subsidiaries and, as of any time after the Conversion, The Blackstone Group Inc. and its consolidated subsidiaries.
All references to shares or per share amounts prior to the Conversion refer to units or per unit amounts. Unless otherwise noted, references to
“common stock” and “common shares” refer to Class A common stock.
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes
Margin
is
calculated
by
dividing
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes
by
Total
Revenues.
Notes to page 2 -
Blackstone’s Third Quarter 2020 Highlights
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable
Blackstone Funds and not those of Blackstone.
See Notes to page 18 regarding Net Accrued Performance Revenue redefinition.
Notes to page 5 -
Investment Performance and Net Accrued Performance Revenues
Effective 1Q’20, the Credit segment was renamed Credit & Insurance; however, there was no change to the composition of the segment or historical results.
Effective 1Q’20, Core+ appreciation was updated to include BREIT and represents a weighted average of BREIT’s per share appreciation and BPP appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values and the average of BPP’s quarterly
adjusted
beginning
period
market
values
for
the
period.
This
presentation
provides
a
more
holistic
view
of
Core+
by
including
BREIT
performance.
Effective 1Q’20, Corporate Private Equity appreciation was updated to include Core Private Equity appreciation.
This presentation provides a
more holistic view of Corporate Private Equity by including Core Private Equity performance.
Results for the Secondaries business (also referred to as Strategic Partners) are reported on a three month lag from the Secondaries’ fund financial statements, which generally report based on a three month lag from the underlying fund investments unless information is available on a more timely basis. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.
The
BPS
Composite
gross
and
net
returns
are
based
on
the
BAAM
Principal
Solutions
(“BPS”)
Composite,
which
does
not
include
BAAM’s
individual
investor solutions (liquid alternatives), strategic capital (seeding and minority interests), strategic opportunities (co-invests), and advisory (non-
discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation and non fee-
paying
assets
(net
returns
only)
are
also
excluded.
The
funds/accounts
that
comprise
the
BPS
Composite
are
not
managed
within
a
single
fund
or
account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-
alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the BPS Composite does not represent the performance of an actual fund or account.

Blackstone |

NOTES
–
(CONT’D)
Notes to page 5 -
Investment Performance and Net Accrued Performance Revenues (Cont’d)
Effective 1Q’20, Credit returns are presented as a composite return instead of separate returns for performing credit and distressed. The Credit
Composite
now
also
includes
the
long
only
strategy.
The
Credit
Composite
return
is
a
weighted
average
of
(a)
the
return
based
on
the
combined
quarterly cash flows of performing credit and distressed fee-earning funds and (b) the weighted average quarterly return of all long only strategy fee-earning funds. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included and funds in liquidation are excluded. Credit returns exclude Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of
GSO in March 2008.
Notes to page 18 –
Net Accrued Performance Revenues –
Additional Detail
Effective
1Q’20,
NAPR
has
been
redefined
to
exclude
Performance
Revenues
realized
but
not
yet
distributed
as
of
the
reporting
date.
This
update aligns the presentation of DE and NAPR. All prior periods have been recast to reflect this definition.
Per Share calculations are based on end of period DE Shares Outstanding (see page 23, Share Summary).
Notes to page 22 –
Shareholder Dividends
DE
before
Certain
Payables
represents
Distributable
Earnings
before
the
deduction
for
the
Payable
Under
Tax
Receivable
Agreement
and
tax
expense (benefit) of wholly owned subsidiaries.
Per Share calculations are based on end of period Participating Common Shares (page 23, Share Summary); actual dividends are paid to shareholders as of the applicable record date.
Retained capital is withheld pro rata from common and Blackstone Holdings Partnership unitholders. Common shareholders’ share was
$63
million for 3Q’20 and $153 million for 3Q’20 YTD.
Common Shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.
Notes to page 23 –
Share Summary
Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.

Blackstone |

DEFINITIONS AND DIVIDEND POLICY
Blackstone
discloses
the
following
operating
metrics
and
financial
measures
that
are
calculated
and
presented
on
the
basis
of
methodologies
other than
in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
Segment
Distributable
Earnings,
or
“Segment
DE”,
is
Blackstone’s
segment
profitability
measure
used
to
make
operating
decisions
and
assess
performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee
Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related Charges. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.
–
Net
Realizations
is
presented
on
a
segment
basis
and
is
the
sum
of
Realized
Principal
Investment
Income
and
Realized
Performance Revenues
(which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance Compensation
(which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based Performance
Compensation).
–
Total
Segment
Revenues
and
Segment
Revenues
represent
Net
Management
and
Advisory
Fees,
Fee
Related
Performance
Revenues, Realized
Performance Revenues and Realized Principal Investment Income.
Distributable
Earnings,
or
“DE”,
is
derived
from
Blackstone’s
segment
reported
results.
DE
is
used
to
assess
performance
and
amounts
available
for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings
Partnerships. DE is the sum of Segment DE plus Net Interest Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for
Taxes.
–
Net
Interest
Income
(Loss)
is
presented
on
a
segment
basis
and
is
equal
to
Interest
and
Dividend
Revenue
less
Interest
Expense,
adjusted
for
the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.
–
Taxes
and
Related
Payables
represent
the
total
GAAP
tax
provision
adjusted
to
include
only
the
current
tax
provision
(benefit)
calculated
on
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes
and
including
the
Payable
under
the
Tax
Receivable
Agreement.
Further,
the
current
tax
provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity-
based compensation charges and certain Transaction-Related Charges where there is a current tax provision or benefit. The economic assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under U.S. GAAP, excluding the impact of
divestitures
and
accrued
tax
contingencies
and
refunds
which
are
reflected
when
paid
or
received.
Management
believes
that
including
the
amount
payable
under
the
tax
receivable
agreement
and
utilizing
the
current
income
tax
provision
adjusted
as
described
above
when
calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.
Fee
Related
Earnings,
or
“FRE”,
is
a
performance
measure
used
to
assess
Blackstone’s
ability
to
generate
profits
from
revenues
that
are
measured
and
received
on
a
recurring
basis
and
not
subject
to
future
realization
events.
FRE
equals
management
and
advisory
fees
(net
of
management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and
(b)
Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income
(Loss) Before Provision (Benefit) for Taxes.

Blackstone |

–
Fee Related Compensation
is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related
Performance Compensation.
–
Fee
Related
Performance
Revenues
refers
to
the
realized
portion
of
Performance
Revenues
from
Perpetual
Capital
that
are
(a)
measured
and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.
–
Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to (a)
remove
the
amortization
of
transaction-related
intangibles,
(b)
remove
certain
expenses
reimbursed
by
the
Blackstone
Funds
which
are
netted against Management and Advisory Fees, Net in Blackstone's segment presentation, and (c) add an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone's segment presentation.
–
Perpetual Capital
refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there
is
no
requirement
to
return
capital
to
investors
through
redemption
requests
in
the
ordinary
course
of
business,
except
where
funded
by new capital inflows. Includes co-investment capital with an investor right to convert into Perpetual Capital.
Adjusted
Earnings
Before
Interest,
Taxes
and
Depreciation
and
Amortization,
or
“Adjusted
EBITDA”,
is
a
supplemental
measure
used
to
assess
performance
derived
from
Blackstone’s
segment
results
and
may
be
used
to
assess
its
ability
to
service
its
borrowings.
Adjusted
EBITDA
represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and
(c)
Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.
Performance Revenues
collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.
Performance Compensation
collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.
Transaction-Related Charges
arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
Dividend Policy. Blackstone’s intention is to pay to holders of Class A common stock a quarterly dividend representing approximately 85% of The
Blackstone
Group
Inc.’s
share
of
Distributable
Earnings,
subject
to
adjustment
by
amounts
determined
by
Blackstone’s
board
of
directors
to
be
necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to eliminate such dividends entirely.
DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

Blackstone |

FORWARD-LOOKING STATEMENTS
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
our
current
views
with
respect
to,
among
other
things,
our
operations,
taxes,
earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to the impact of the novel coronavirus (“COVID-19”), as well as those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.